UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 18, 2021

LAZYDAYS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38424	82-4183498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Blvd., Seffner, Florida	33584
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations and Financial Condition

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance on March 15, 2018, the outstanding warrants (“Warrants”) to purchase common stock of Lazydays Holdings, Inc. (the “Company”) were accounted for as equity within the Company’s financial statements, and after discussion and evaluation, including with the Company’s independent auditors, the Company has concluded that its Private Placement Warrants and Private Investment in Public Equity (PIPE) warrants (the “Private Warrants”) should be presented as liabilities as of the IPO date or date of issuance, if issued subsequent to the IPO Date, reported at fair value with subsequent fair value remeasurement at each reporting period. The Company’s conclusion is that public warrants issued pursuant to its initial public offering (the “Public Warrants”) should continue to be properly presented as equity.

On May 18, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s (i) audited financial statements for the years ending December 31, 2018, 2019 and 2020; and (ii) unaudited interim financial statements as of and for the periods ended March 31, 2018, June 30, 2018, September 30, 2018, March 31, 2019, June 30, 2019, September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 (collectively, the “Non-Reliance Period”) should no longer be relied upon due to changes required to reclassify the Private Warrants as liabilities to align with the requirements set forth in the Statement. The Company has discussed this approach and the matters disclosed in this Form 8-K with its independent registered public accounting firm for the Non-Reliance Period, Marcum LLP (“Marcum”), and will file an amendment (the “Amended Form 10-K”) to its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 19, 2021 (“Original Form 10-K”) reflecting this reclassification of the Private Warrants for the Non-Reliance Period.

Similarly, press releases, earnings releases, Annual Reports on Form 10-K for the years ended December 31, 2018, 2019 and 2020 , Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018, September 30, 2018, March 31, 2019, June 30, 2019, September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 filed with the SEC and investor presentations or other communications describing the Company’s financial statements and other related financial information covering the Non-Reliance Period should no longer be relied upon. In addition, the audit report of Marcum included in the Company’s Original Form 10-K and the Company’s Form 10-K for the years ended December 31, 2018 and 2019 should no longer be relied upon.

Item 7.01	Regulation FD.

The information set forth under Item 4.02 is incorporated into this Item 7.01 by reference.

On May 24, 2021, the Company issued a press release related to the matters described in Item 4.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

99.1	Press Release dated May 24, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

May 24, 2021	By:	/s/ WILLIAM P. MURNANE
Date		William P. Murnane
Chief Executive Officer